SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    March 7, 2006

OXFORD MEDIA, INC.
(FORMERLY BECOMING ART INC.)

(Exact name of registrant as specified in its charter)

NEVADA	000-51125	20-3270909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Technology Drive
Building H, Irvine, California 92618
(Address of Principal Executive Offices)

(949) 341-0050
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 7, 2006, the Company dismissed Hansen, Barnett, & Maxwell ("Hansen") as its independent registered public accounting firm due to the expanding needs of the Company, which the Company thought would be better served by another firm closer to the Company’s principal corporate office. The Company has no dispute or disagreement with Hansen.  The Company has engaged McKennon, Wilson & Morgan LLP ("McKennon") as its independent registered public accounting firm effective March 7, 2006. The decision to change accountants has been approved by the Company's Board of Directors.  The Company did not consult with McKennon on any matters prior to retaining such firm as its independent registered public accounting firm.

Hansen’s report dated October 11, 2005 on the Company's consolidated balance sheets as of December 31, 2004 and 2003 and the related consolidated statements of operations, stockholders' deficiency, and cash flows for the years then ended, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, but contained an explanatory paragraph regarding the uncertainty of the Company’s ability to continue as a going concern..

In connection with the audit of the consolidated balance sheets as of December 31, 2004 and 2003, and the related consolidated statements of operations, stockholders' deficiency and cash flows for the years then ended, there were no disagreements with Hansen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Hansen would have caused them to make reference thereto in their report on the financial statements for such periods.

In connection with the audit of the consolidated balance sheets as of December 31, 2004 and 2003, and the related consolidated statements of operations, stockholders' deficiency and cash flows for the years then ended, from the date of their report through March 7, 2006, Hansen did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(B) of Item 304 of Regulation S-B.

The Company has provided Hansen with its disclosures in this Form 8-K disclosing the dismissal of Hansen on March 7, 2006 and requested in writing that Hansen furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Hansen has furnished the Company a copy of the letter addressed to the Securities and Exchange Commission. A copy of Hansen’s letter, dated March 9, 2006, is filed as Exhibit 16.1 to this Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

16.1	Letter from Hansen, Barnett & Maxwell to the Securities and Exchange Commission dated March 9, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXFORD MEDIA, INC.

/s/ Lewis Jaffe
__________________________________
Lewis Jaffe, Chief Executive Officer

Date:    March 10, 2006